EXHIBIT 10.16


Congress Talcott Corporation
1133 Avenue of the Americas
New York NY 10036
212 840 2000
                                                 Congress Talcott
                                                  January 2, 1997


Mr. Harvey Grossblatt
Universal Security Instruments, Inc.
10324 So. Dolfield Road
Owings Mills, MD 21117

Gentlemen:

     This letter will modify and amend the Discount Factoring
Agreement between us dated February 28, 1995 (as amended) effective January 1, 1997 as follows:

     Paragraph #6(a) to increase the interest rate from 1% to 1 1/2%, in excess of the prime commercial interest rate from time to time announced by CoreStates Bank, N.A. whether or not such announced rate is the best available at such bank, in effect the first day of each month.

     Paragraph #7 to inrease the commission rate from 3/4 of 1% to 1%.

     Nothing herein contained shall vary, or amend any provisions of the said Discount Factoring Agreement between us, except as specifically provided herein.

                               Very truly yours,

                               CONGRESS TALCOTT CORPORATION



                               By:     DOREEN DRISCOLL
                                       DOREEN DRISCOLL

                               Title: VICE PRESIDENT

Agreed and Accepted:

UNIVERSAL SECURITY INSTRUMENTS, INC.


By:      HARVEY GROSSBLATT
         HARVEY GROSSBLATT

Title:   PRESIDENT

     CONGRESS TALCOTT   NEW YORK       LOS ANGELES
     A CoreStates Company